                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 26, 1996
                                                         ---------------



                            ACCUSTAFF INCORPORATED
                            ----------------------
                           (Exact name of registrant
                         as specified in its charter)



       Florida                0-24484           59-3116655
- -------------------------------------------------------------------
  (State or other           (Commission       (I.R.S. Employer
  jurisdiction of           File Number)     Identification No.)
  incorporation)



              6440 Atlantic Boulevard, Jacksonville, FL    32211
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



      Registrant's telephone number, including area code:  (904) 725-5574
                                                           --------------



                                    N/A
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

     On August 26, 1996, AccuStaff Incorporated ("AccuStaff") announced that it had entered into a definitive merger agreement providing for a strategic combination of Career Horizons, Inc. and AccuStaff. Copies of the Agreement and Plan of Merger and press release announcing execution of the merger agreement are attached hereto as Exhibit 2.1 and 99.1, respectively, and by this reference made a part hereof.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  None

     (B) PRO FORMA FINANCIAL INFORMATION.  None

     (C)  EXHIBITS.

     2.1. Agreement and Plan of Merger by and among AccuStaff Incorporated, Sunrise Merger Corporation and Career Horizons, Inc. dated August 25, 1996 (without schedules)/1/.

     99.1 Press Release dated August 26, 1996.


- -------------
/1/ AccuStaff shall supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.



                                       2
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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ACCUSTAFF INCORPORATED



                                    By:  /s/ Derek E. Dewan
                                        --------------------------------------
                                         Derek E. Dewan
                                         President and Chief Executive Officer


Dated: August 26, 1996
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                                 EXHIBIT INDEX


                                                                            PAGE
                                                                            ----


     2.1. Agreement and Plan of Merger among AccuStaff Incorporated, Sunrise Merger Corporation and Career Horizons, Inc. dated August 25, 1996 (without schedules)

     99.1 Press Release dated August 26, 1996

                                       4